 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): September 13, 2024

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 Six Forks Road, Raleigh, North Carolina 27609
(Address of principal executive offices) (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AAP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with a re-alignment of field leadership responsibilities, on September 13, 2024, Advance Auto Parts, Inc. (the “Company”) updated the duties of Herman L. Word, Jr., Executive Vice President, U.S. Stores and Independents. Effective September 13, 2024, Mr. Word serves as Executive Vice President, Professional, Canada and Independents. He remains an executive officer of the organization, will continue to oversee the Company’s network of Carquest independents, and will take additional responsibility for the Company’s operations in Canada. Jason M. Hand, Senior Vice President, U.S. Stores, will take additional responsibility related to store operations, will continue to lead the Company’s regional vice presidents and will now report directly to the Company’s Chief Executive Officer. The Company believes this re-alignment of field leadership responsibilities will enable deeper focus on both do-it-yourself and professional initiatives.

(e) In connection with the update to his duties and in consideration of his ongoing leadership and service, the Company and Mr. Word have entered into an Amendment to his employment agreement (the “Amendment”) that primarily relate to his new responsibilities and the applicability of the good reason trigger in his agreement. A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment effective September 13, 2024 to Employment Agreement effective October 2, 2022 between Advance Auto Parts, Inc. and Herman Word, Jr.
101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document included in Exhibit 101.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: September 17, 2024	/s/ Ryan P. Grimsland
Ryan P. Grimsland
Executive Vice President, Chief Financial Officer